Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2053

 Energy Portfolio 2020-2

 Supplement to the Prospectus

As of July 30, 2020, Total S.A. (ticker: TOT) has changed its name to Total SE. The ticker symbol will remain the same. As a result, effective immediately, all references to Total S.A. – ADR in the Portfolio’s prospectus are replaced with Total SE – ADR.

Supplement Dated: July 30, 2020